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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2004
                                                        -----------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

       South Carolina                   001-12669                57-079935
       --------------                   ---------                ---------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

              520 Gervais Street
           Columbia, South Carolina                          29201-3046
           ------------------------                          ----------
  (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 20, 2004, C. John Hipp, III, formerly a corporate director and the President and Chief Executive Officer of SCBT Financial Corporation (the "Company"), entered into a Settlement Agreement and Mutual Release of Claims (the "Agreement") with the Company that is effective as of November 5, 2004.

     Under the terms of the Agreement, Mr. Hipp has confirmed his resignation from all positions held by Mr. Hipp with the Company and its subsidiaries, and the Company has agreed to (i) pay Mr. Hipp severance compensation of $294,000 in one lump sum, (ii) transfer title to the Company automobile (2002 Buick Park Avenue) used by Mr. Hipp prior to his resignation, (iii) continue to pay for Mr. Hipp's health plan coverage through November 5, 2005 and (iv) vest in full Mr. Hipp's options to acquire an aggregate of 10,280 shares of common stock of the Company, which options would otherwise have expired unvested as a result of Mr. Hipp's resignation. The Agreement also contains a mutual release of certain claims that may be made by Mr. Hipp against the Company and the Company against Mr. Hipp. The Agreement continues certain provisions of Mr. Hipp's Amended and Restated Employment Agreement, dated September 30, 1999, between the Company and Mr. Hipp, including the noncompetition provisions in such agreement. Under such noncompetition provisions, Mr. Hipp has agreed not to compete with the Company during the 12-month period following the termination of his employment in any county in the state of South Carolina in which the Company is conducting business operations during such period.

     The Agreement is filed as Exhibit 10.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

10.1 Settlement Agreement and Mutual Release of Claims with C. John Hipp, III, as of November 5, 2004.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

December 23, 2004                               SCBT Financial Corporation



                                                By: /s/ Richard C. Mathis
                                                    ---------------------
                                                    Richard C. Mathis
                                                    Executive Vice President and
                                                    Chief Financial Officer




                                  Exhibit Index

Exhibit No     Description of Exhibit
----------     ----------------------

  10.1         Settlement Agreement and Mutual Release of Claims, as of November
               5, 2004